                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             ELECTROSCOPE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                             ELECTROSCOPE, INC.

                             4828 Sterling Drive
                              Boulder, CO 80301

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          To Be Held August 21, 1998

To Our Shareholders:

     The Annual Meeting of Shareholders of Electroscope, Inc., a Colorado corporation (the "Company"), will be held at 10:00 a.m., Mountain Time, on August 21, 1998, in the Navajo and Pawnee rooms of the Raintree Plaza Conference Hall, 1900 Ken Pratt Boulevard, Longmont, Colorado, 80501, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement.

          1.   To elect five (5) Directors;

          2. To ratify the appointment of Arthur Andersen LLP as the Independent Public Accountants for the Company;

          3. To transact such other business as may properly come before the meeting, or any adjournment thereof.

     All shareholders are cordially invited to attend the meeting, although only shareholders of record at the close of business on July 2, 1998, will be entitled to notice of, and to vote at, the meeting or any and all adjournments thereof.

                                       BY ORDER OF THE BOARD OF DIRECTORS



                                       /s/ Patrick F. Crane
                                       -----------------------------------
                                       Patrick F. Crane, President, CEO

                                       July 10, 1998


     PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOUR PROMPT RETURN OF THE PROXY WILL HELP TO ASSURE A QUORUM AT THE MEETING AND AVOID ADDITIONAL COMPANY EXPENSE FOR FURTHER SOLICITATION. YOUR PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

                               ELECTROSCOPE, INC.

                               4828 Sterling Drive
                                Boulder, CO 80301

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD AUGUST 21, 1998

                             SOLICITATION OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Electroscope, Inc., a Colorado corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held at 10:00 a.m. Mountain Standard Time, on August 21, 1998, in the Navajo and Pawnee Rooms of the Raintree Plaza Conference Center, 1900 Ken Pratt Boulevard, Longmont, CO 80501 and at any and all adjournments of such meeting.

     If the enclosed Proxy Card is properly executed and returned in time to be voted at the meeting, the shares of Common Stock represented will be voted in accordance with the instructions contained therein. Executed proxies that contain no instructions will be voted for each of the nominees for director indicated herein. It is anticipated that this Proxy Statement and the accompanying Proxy Card and Proxy Notice will be mailed to the Company's shareholders on or about July 10, 1998.

     SHAREHOLDERS WHO EXECUTE PROXIES FOR THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AT ANY TIME PRIOR TO THEIR EXERCISE BY DELIVERING WRITTEN NOTICE OF REVOCATION TO THE COMPANY, BY DELIVERING A DULY EXECUTED PROXY CARD BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

     The costs of the meeting, including the costs of preparing and mailing the Proxy Statement, Proxy Notice and Proxy Card, will be borne by the Company. The Company may, in addition, use the services of its directors, officers and employees to solicit proxies, personally or by telephone, but at no additional salary or compensation. The Company will also request banks, brokers, and others who hold shares of Common Stock of the Company in nominee names to distribute annual reports and proxy soliciting materials to beneficial owners, and will reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.

                            OUTSTANDING CAPITAL STOCK

     The record date for shareholders entitled to vote at the Annual Meeting is July 2, 1998. At the close of business on that day, there were 5,383,507 shares of no par value Common Stock (the "Common Stock") of the Company outstanding and entitled to vote at the meeting.


                                 QUORUM AND VOTING

     The presence in person or by proxy of the holders of a majority of the total issued and outstanding shares of Common Stock of the Company which are entitled to be voted at the Annual Meeting is necessary in order to constitute a quorum for the meeting. If a quorum is present, directors will be elected by a plurality of the votes present in person or by proxy. The aggregate number of votes cast by all shareholders present in person or by proxy will be used to determine whether a proposal will carry. Thus, in the case of the election of directors, an abstention from voting has no effect on the item on which the shareholder abstained from voting. In addition, broker "non-votes" will be counted for purposes of attaining a quorum.


                         ACTION TO BE TAKEN AT THE MEETING

     The accompanying proxy, unless the shareholder otherwise specifies in the proxy, will be voted (i) FOR the election of each of the five nominees named herein for the office of director, (ii) FOR approval of the appointment of Arthur Andersen LLP as the Company's independent public accountants and (iii) at the discretion of the proxy holders, on any other matter that may properly come before the meeting or any adjournment thereof.

     Where shareholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If any other matter of business is brought before the meeting, the proxy holders may vote the proxies at their discretion. The directors do not know of any such other matter of business.

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of June 26, 1998, the number of shares of the Company's Common Stock owned by any person who is known by the Company to be the beneficial owner of more than 5% of the Company's voting securities, by all individual Directors, by all Named Executive Officers and by all Officers and Directors as a group:

                                                    SHARES
                                                 BENEFICIALLY     PERCENT OF
BENEFICIAL OWNER(2)                                 OWNED(1)         CLASS
-------------------                              ------------     ----------
   Patrick F. Crane (3)                              211,110          3.8%
   Vern Kornelsen(6)                               1,944,321         36.1%
   David W. Newton(5)                                306,944          5.7%
   Roger C. Odell(4)                                 144,119          2.7%
   C. Randle Voyles, M.D.(7)                         233,230          4.3%
   Donald Temple, M.D.(8)                             37,600          0.7%
   Joe W. Tippett, M.D.(9)                           123,592          2.7%
   Robert Tucker, Ph.D., M.D.(10)                    183,748          3.4%
   All executive officers and directors as a
   group (10 Persons)(11)                          3,239,269         56.4%

OTHER SHAREHOLDERS HOLDING
  5% OR MORE:
CMED Partners, LLLP(12)                            1,806,100         33.5%

(1) Shares not outstanding but deemed beneficially owned by virtue of the individual's right to acquire them as of June 30, 1998, or within 60 days of such date, are treated as outstanding when determining the percent of the class owned by such individual and when determining the percent owned by the group. Unless otherwise indicated, each person named or included in the group has sole voting and investment power with respect to the shares of Common Stock set forth opposite the shareholder's name.
(2) The address of each director and officer of the Company is 4828 Sterling Drive, Boulder, CO 80301.
(3) Includes 22,222 shares issued pursuant to the Employment Agreement between the Company and Mr. Crane and 188,888 shares issuable pursuant to currently exercisable options.
(4) Includes 2,200 shares issuable pursuant to currently exercisable options and 32,853 shares owned by Mr. Odell's children, for which he disclaims beneficial ownership.
(5)  Includes 2,000 shares issuable pursuant to currently exercisable options.
(6) Includes 100,005 shares owned directly, 38,216 shares owned by Tienet, Inc., of which Mr. Kornelsen is President and 1,806,100 shares owned by CMED Partners, LLLP, of which Mr. Kornelsen is the General Partner.
(7)  Includes 33,600 shares issuable pursuant to currently exercisable options.
(8)  Includes 33,600 shares issuable pursuant to currently exercisable options.
(9)  Includes 33,600 shares issuable pursuant to currently exercisable options.
(10) Includes 33,600 shares issuable pursuant to currently exercisable options.
(11) Includes 357,488 shares issuable pursuant to currently exercisable options.
(12) The address of CMED Partners, LLLP is 4605 Denice Drive, Englewood, Co
     80111.

                               CHANGE OF CONTROL

Since the beginning of the fiscal year ended March 31, 1998, Mr. Vern D. Kornelsen, as the General Partner of CMED Partners, LLLP, has acquired control over 1,806,100 shares of the Company's outstanding common stock. This position, along with 100,005 shares owned by Mr. Kornelsen individually, and 38,216 shares owned by Tienet, Inc., a Colorado corporation of which Mr. Kornelsen is the President, gives Mr. Kornelsen sole voting and dispositive power over a total of 1,944,321 shares of the Company's outstanding common stock, or 36.1% of the total outstanding shares. CMED Partners acquired 779,000 shares of such stock from two funds managed by Invesco Trust Company of Denver, Colorado, for the price of $1.00 per share. CMED Partners acquired 779,000 shares of such stock from Mr. Roger C. Odell, a Director and Co-Founder of the Company in exchange for limited partnership interests in CMED Partners, at a value of $1.375 per share of the Company's common stock. The other shares acquired by CMED partners were either purchased on the open market at $1.375 per share or exchanged for limited partnership interests in CMED Partners, LLLP.


                               ELECTION OF DIRECTORS

                                  (Proxy Item #1)

     The Company's Board of Directors has nominated the five persons listed below for election as directors for the ensuing year, each to hold office until the 1999 Annual Meeting of Shareholders and until their successors are duly elected and qualified, or until their death, resignation or removal. EACH OF THE NOMINEES IS A MEMBER OF THE PRESENT BOARD OF DIRECTORS of the Company. A shareholder using the enclosed proxy form can vote for all or any of the nominees of the Board of Directors or such shareholder may withhold his or her vote from all or any of such nominees. If the proxy card is properly executed but not marked, it will be voted for all of the nominees. Each of the nominees has agreed to serve as a director if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Directors of the Company may recommend. There are no family relationships among these nominees.

     THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR EACH NOMINEE FOR THE BOARD OF DIRECTORS.

     The following table sets forth the directors of the Company, their ages as of March 31, 1998, all positions and offices held with the Company and the period from which served:

            Name                 Age                 Position
            ----                 ---                 --------
   Patrick F. Crane               51   Chief Executive Officer, President and
                                       Director

   Vern D. Kornelsen  (1,2)       65   Director

   David W. Newton                51   Vice President, Research and Development
                                       and Director

   Roger C. Odell                 47   Director

   C. Randle Voyles, M.D. (1,2)   48   Director

(1)  Member of the Audit Committee
(2)  Member of the Compensation Committee

     All directors hold office until the next annual meeting of shareholders or until their successors have been duly elected and qualified. Executive officers of the Company are appointed by, and serve at the discretion of, the Board of Directors and are elected annually. The Board of Directors has an Audit Committee and a Compensation Committee. There is no family relationship between any director of the Company and any other director or officer of the Company.

PATRICK F. CRANE has over 20 years of diversified experience in the medical device business with specific executive responsibility for research and development, marketing, strategic planning, and the office of the Chief Executive. From 1992 to 1997 he was with Ohmeda Medical Systems, a division of British Oxygen Corporation (London and NY Stock Exchanges), as the Vice President of Research and Development and Project Director for Mergers and Acquisitions. From 1987 to 1991 he was the Chairman, President and Chief Executive Officer of Cybermedic, Inc. In addition, Mr. Crane has held executive positions with Valleylab, the electrosurgical division of US Surgical Corporation. (NYSE), and Physio Control Corporation. Mr. Crane has earned an MSE from the University of Michigan and an MBA from the University of Puget Sound. He completed the Stanford Executive Program in March 1997.

VERN D. KORNELSEN, a co-founder of the Company, served on the Board of Directors of the Company and as the Chief Financial Officer from 1991 through February of 1997. He was re-elected to the Board in April 1998. Mr. Kornelsen is the General Partner of CMED Partners, LLLP, a major shareholder of the Company, and is the President of Tienet, Inc., a Colorado corporation which is a minor shareholder of the Company. For the past five years Mr. Kornelsen has been a CPA in the state of Colorado. Mr. Kornelsen holds a bachelors degree in business from the University of Kansas.

DAVID W. NEWTON, a co-founder of the Company, has been Vice President and a Director of the Company since its inception in 1991. From 1989 until 1991, Mr. Newton was President of Newton Associates, Inc., a contract engineering firm. From 1985 to 1989, Mr. Newton was President of Tienet, Inc., a developer of integrated computer systems. Mr. Newton has an additional 14 years of experience as an electrical engineer designing electrosurgical generators and related accessories. Mr. Newton holds nine patents in the field of medical electronic equipment and holds a bachelors degree in electrical engineering from the University of Colorado.

ROGER C. ODELL, a co-founder of the Company, has been a Director of the Company since its inception in 1991. From 1976 until 1991, Mr. Odell was employed at Valleylab in a variety of increasingly responsible engineering capacities, primarily involving electrosurgical products. Mr. Odell holds an associate of applied science degree in electrical engineering from Alfred State University.

DR. C. RANDLE VOYLES has been a Director of the Company since July 1995. Dr. Voyles has practiced surgery in Jackson, Mississippi, since 1981 where he is also Associate Clinical Professor of Surgery at the University of Mississippi School of Medicine. His numerous academic publications include works on the practical aspects of laparoscopic surgery, electrosurgery, and management of complications. Dr. Voyles received a masters degree from the University of Louisville and a medical degree from the University of Mississippi.

     During the fiscal year ended March 31, 1998, there were seven meetings of the Board of Directors. All directors nominated for re-election to the Board, who were members of the Board of Directors in fiscal 1998 attended at least 75% of the meetings of the Board and committees of the Board on which they were members during fiscal year 1998. There was one meeting of the Audit Committee and one meeting of the Compensation Committee, both attended by all Directors who were members of the committees at the time of the meetings.


CURRENT DIRECTORS NOT STANDING FOR RE-ELECTION TO THE BOARD OF DIRECTORS:

DONALD R. TEMPLE, M.D. has been a Director of the Company since April 1993. Dr. Temple has been on the faculty of the University of Colorado School of Medicine since 1975. He currently has a joint appointment in the Department of Cellular and Structural Biology and in the Department of Transplant Surgery. Dr. Temple has received numerous teaching awards, and has been elected to the Society of Clinical Anatomists. Dr. Temple received his medical degree from Wayne State University.

JOE W. TIPPETT, M.D. has been a Director of the Company since July 1991. Dr. Tippett has been the President of Southeast Orthopedic Clinic, P.A. in San Antonio, Texas since 1972. Dr. Tippett is the President of the Arthroscopy Association of North America. Dr. Tippett is also the President of Dale Energy Corporation and is the Chairman of D.O.C. Tunisia, both oil companies. Dr. Tippett received both a bachelors degree in zoology and a medical degree from the University of North Carolina at Chapel Hill.

ROBERT D. TUCKER, M.D., PH.D. has been a Director of the Company since February 1991. From 1993 to the present, Dr. Tucker has been an Associate Professor of Clinical Pathology at the University of Iowa Hospitals and Clinics, Iowa City, Iowa. Dr. Tucker received a bachelors degree in mathematics and physics from the University of Nebraska, a doctorate degree in biophysics from the University of Minnesota and a medical degree from the University of Nebraska.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended March 31, 1998 and Forms 5 and amendments thereto furnished to the Company with respect to the fiscal year ended March 31, 1998, to the best of the Company's knowledge, the Company's directors, officers and holders of more than 10% of its Common Stock complied with all Section 16(a) filing requirements.


                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

     The following table sets forth certain information regarding compensation earned or awarded the President and Chief Executive Officer of the Company (the "Named Executive Officer") during the Company's last three fiscal years ended March 31, 1996, 1997 and 1998. No other executive officer of the Company received total salary and bonus compensation in excess of $100,000 for the fiscal year ended March 31, 1998.

                         SUMMARY COMPENSATION TABLE

                                                       Annual Compensation
                                                       -------------------                              Long Term
                                                                                                      Compensation
                                                                                                          Awards
                                                                               Other Annual        Securities Underlying
Name and Principal Position           Year     Salary ($)     Bonus($)(2)     Compensation ($)     Options/# of Shares(3)
---------------------------           ----     ----------     -----------     ----------------     ----------------------
Patrick F. Crane                      1998      126,923         40,000             1,001                 530,000(1)
President/CEO                         1997          N/A            N/A               N/A                       N/A
                                      1996          N/A            N/A               N/A                       N/A

(1) Mr. Crane became employed by the Company on May 5, 1997 as President and Chief Executive Officer at an annual salary of $150,000.
(2) Bonus elected to be paid in shares of Common Stock upon commencement of employment pursuant to the Employment Agreement between the Company and Mr. Crane.
(3) Number of shares of Common Stock subject to options granted during the year indicated.

COMPENSATION OF DIRECTORS

     Outside directors are currently paid 4,000 shares of the Company's Common Stock per year for attending meetings. Directors are also reimbursed for their out-of-pocket expenses for attending Board meetings.

STOCK OPTIONS

     On February 14, 1991, the Board of Directors and the shareholders of the Company adopted a stock option plan (the "Plan") providing for grants of stock options, stock appreciation rights and/or supplemental bonuses to employees and directors of the Company who are also employees. The Plan permits the granting of incentive stock options meeting the requirements of Section 422A of the Internal Revenue Code of 1986, as amended, and also nonqualified stock options which do not meet the requirements of Section 422A. As amended by the Board of Directors and approved by the shareholders, the Company has reserved 1,150,000 shares of its Common Stock for issuance upon exercise of options granted under the Plan. The Plan is administered by the Compensation Committee of the Board of Directors.

     On August 15, 1997 the shareholders of the Company approved the adoption of the 1997 Stock Option Plan (the "1997 Plan") providing for grants of stock options and/or supplemental bonuses to employees and directors of the Company. The Plan permits the granting of incentive stock options meeting the requirements of Section 422A of the Internal Revenue Code of 1986, as amended, and also nonqualified stock options which do not meet the requirements of
Section 422A. As approved by the shareholders, the Company has reserved 800,000 shares of its Common Stock for issuance upon exercise of options granted under the Plan. The Plan is administered by the Compensation Committee of the Board of Directors.

     As of June 26, 1998, options to purchase an aggregate of 1,105,000 shares of Common Stock (net of options canceled) had been granted pursuant to the Plan and 180,562 options had been exercised. As of June 26, 1998, options to purchase an aggregate of 288,162 shares of Common Stock (net of options canceled) had been granted pursuant to the 1997 Plan and no options had been exercised. As of June 26, 1998, the market value of all shares of Common Stock subject to outstanding options was $1,212,600 (based upon the closing bid price as reported on the NASDAQ System on such date).

OPTIONS GRANTED

     There were 530,000 options granted to the Named Executive Officer during the Company's last fiscal year ended March 31, 1998.

     The following table sets forth certain information regarding the number and value of exercisable and unexercisable options to purchase shares of Common Stock held as of the end of the Company's 1998 fiscal year by the Named Executive Officer:

                                AGGREGATED 1998
                         FISCAL YEAR END OPTION VALUES

                                                         Number of Shares           Value of Unexercised
                                                      Underlying Unexercised        in-the-Money Options
                           Shares                    Options at March 31, 1998        at March 31, 1998
                          Acquired         Value                (#)                           ($)
                        on Exercise       Realized   --------------------------    --------------------------
Name                        (#)             ($)      Exercisable  Unexercisable    Exercisable  Unexercisable
----                    -----------       --------   -----------  -------------    -----------  -------------
Patrick F. Crane                                       188,888       341,112            N/A           N/A

Note-The exercise price of the options exceeds their fair market value.

        APPROVAL OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                                (Proxy Item # 2)

     The Board of Directors has appointed the firm of Arthur Andersen LLP to act as independent accountants for the Company for the fiscal year ending March 31, 1999. This appointment will be submitted to the Company's shareholders for ratification. This firm has audited the financial statements of the company for the fiscal year ended March 31, 1998 and for prior years, and has advised the Company that neither the firm nor any of its partners has any direct or indirect material financial interests in the Company, nor have they had any connections during the past three years with the Company, in any capacity other than that of independent accountants and auditors. Arthur Andersen LLP will have representatives at the 1998 Annual Meeting who will have an opportunity to make a statement and will be available to respond to appropriate questions.

     In the event the shareholders do not ratify the appointment of Arthur Andersen LLP, the selection of other independent auditors will be considered by the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.

                                 OTHER MATTERS

     Management of the Company knows of no other matter which may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed Proxy, or their substitutes, will vote such Proxy in accordance with their judgment on such matters.

     Shareholder proposals intended for presentation at the Company's 1999 Annual Meeting of Shareholders must be received by the Company at its principal offices in Boulder, Colorado, not later than March 10, 1999.

                        ANNUAL REPORT TO SHAREHOLDERS

     The Annual Report of the Company for the fiscal year ended March 31, 1998, including audited Financial Statements for the year then ended, is being mailed to Shareholders on July 10, 1998 with these proxy materials.

     IN ORDER THAT YOUR SHARES MAY BE REPRESENTED IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY. IN THE EVENT YOU ARE ABLE TO ATTEND, WE WILL, IF YOU REQUEST, CANCEL THE PROXY.

                                   SIGNATURE

By Order of the Board of Directors


/s/ Patrick F. Crane
-----------------------------
Patrick F. Crane, President

Boulder, Colorado
July 10, 1998

                              ELECTROSCOPE, INC.

              SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL
               MEETING OF SHAREHOLDERS TO BE HELD AUGUST 21, 1998

     The undersigned hereby constitutes, appoints and authorizes Patrick F. Crane and Karl D. Hawkins and each of them, the true and lawful attorneys and Proxies of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and vote as designated below, all of the undersigned's shares of the no par value common stock of Electroscope, Inc., a Colorado corporation, at the Annual Meeting of Shareholders to be held in the Navajo and Pawnee Rooms of the Raintree Plaza Conference Hall, 1900 Ken Pratt Boulevard, Longmont, Colorado 80501 at 10:00 a.m. Mountain Time, on August 21, 1998, and at any and all adjournments thereof, for the following purposes:

     1.   To elect five (5) Directors:

/ /           For all nominees listed below (except as marked to the contrary):

/ /           Withhold authority to vote for the nominees listed below:

                    Patrick F. Crane
                    Vern D. Kornelsen
                    David W. Newton
                    Roger C. Odell
                    C. Randle Voyles


     (INSTRUCTION: To withhold authority to vote for any individual nominee, draw a line through or otherwise strike out his name. If authority to vote for the election of any nominee is not withheld, the execution of this Proxy shall be deemed to grant such authority.)


     2. To ratify the appointment of Arthur Andersen LLP as Independent Pubic Accountants for the Company.

/ /                 FOR            AGAINST        ABSTAIN

     3. To transact such other business as may properly come before the meeting, or any adjournment thereof.

/ /                 FOR            AGAINST        ABSTAIN

     The undersigned hereby revokes any Proxies as to said shares heretofore given by the undersigned, and ratifies and confirms all that said attorneys and Proxies may lawfully do by virtue hereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement furnished herewith.


     DATED: _____________, 1998.

                                            ------------------------------------

                                            ------------------------------------

     Signature(s) should agree with the name(s) shown hereon. Executors, administrators, trustees, guardians and attorneys should indicate their capacity when signing. Attorneys should submit powers of attorney.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ELECTROSCOPE, INC. PLEASE SIGN AND RETURN THIS PROXY TO AMERICAN SECURITIES TRANSFER, INCORPORATED, 938 QUAIL STREET, SUITE 101, LAKEWOOD, CO 80215. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.








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